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                                                                   EXHIBIT 23.9



                 CONSENT OF LAROCHE PETROLEUM CONSULTANTS, LTD.



         We consent to the reference to our appraisal report for Devon Energy Corporation as of the years ended December 31, 2000, 1999, and 1998, incorporated herein by reference.


                                    LAROCHE PETROLEUM CONSULTANTS, LTD.


                                    By: /s/ William Kazmann
                                       ----------------------------------------
                                            William Kazmann
                                            Partner



November 28, 2001